Class A:    GSEAX    Class C:    GSECX    Institutional:    GSLSX    Class IR:    GSEIX    Class R:    GSERX    Class T:    GSLTX

Before you invest, you may want to review the Goldman Sachs Long Short Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 28, 2017, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A or Class T Shares if you invest, at least $50,000 or $250,000, respectively, in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 32 and “Shareholder Guide—Common Questions Applicable to the Purchase of Class T Shares” beginning on page 36 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 70 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-107 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Institutional	Class IR	Class R	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None	1.00%[1]	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Institutional		Class IR		Class R		Class T
Management Fees	1.60%		1.60%		1.60%		1.60%		1.60%		1.60%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%		None		None		0.50%		0.25%
Other Expenses[2]	2.02%		2.27%		1.87%		2.02%		2.02%		2.02%
Service Fees	No	ne	0.2	5%	No	ne	No	ne	No	ne	No	ne
Dividend and Interest Payments and Other Expenses Relating to Securities Sold Short	1.4	2%	1.4	2%	1.4	2%	1.4	2%	1.4	2%	1.4	2%
Remainder of Other Expenses[3]	0.6	0%	0.6	0%	0.4	5%	0.6	0%	0.6	0%	0.6	0%
Acquired Fund Fees and Expenses	0.11%		0.11%		0.11%		0.11%		0.11%		0.11%
Total Annual Fund Operating Expenses	3.98%		4.73%		3.58%		3.73%		4.23%		3.98%
Fee Waivers and Expense Limitations[4]	(0.65)%		(0.65)%		(0.65)%		(0.65)%		(0.65)%		(0.65)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitations	3.33%		4.08%		2.93%		3.08%		3.58%		3.33%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The “Other Expenses” for Class T Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.

[3]	The Fund’s “Remainder of Other Expenses” have been restated to reflect expenses expected to be incurred during the current fiscal year.

[4]

The Investment Adviser has agreed to (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets, (ii) waive a portion of its management fee in order to achieve an effective net management fee rate of 1.46% as an annual percentage rate of the average daily net assets of the Fund; (iii) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it or an affiliate earns as an investment adviser to any of the affiliated funds in which the Fund invests, and (iv) limit total annual operating expenses (excluding acquired fund fees and expenses, service fees, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) of Class A, Class C, Institutional, Class IR, Class R, and Class T Shares of the Fund to 1.90%, 2.65%, 1.50%, 1.65%, 2.15% and 1.90%, respectively. Each arrangement will remain in effect through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

2        SUMMARY PROSPECTUS — GOLDMAN SACHS LONG SHORT FUND

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Class IR, Class R and/or Class T Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Class IR, Class R, and/or Class T Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$867	$1,640	$2,428	$4,471
Class C Shares
— Assuming complete redemption at end of period	$510	$1,367	$2,330	$4,759
— Assuming no redemption	$410	$1,367	$2,330	$4,759
Institutional Shares	$296	$1,037	$1,800	$3,803
Class IR Shares	$311	$1,081	$1,871	$3,934
Class R Shares	$361	$1,225	$2,103	$4,358
Class T Shares	$577	$1,374	$2,188	$4,295

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the period ended December 31, 2016 was 403% of the average value of its portfolio.

PRINCIPAL STRATEGY

In seeking to achieve its investment objective, the Fund will primarily take long and/or short positions in the global equity markets, with a focus on securities listed on North American and European exchanges. The Fund may also invest in global fixed income, commodity and currency instruments.

The Investment Adviser employs an opportunistic investment approach and pursues asymmetric risk-reward opportunities, which are those that the Investment Adviser believes have a greater potential for gains than losses. While the Fund will not be limited to any predetermined investment strategies, the Fund will primarily employ “Long Short Equity” and “Event Driven” investment strategies.

Long Short Equity Strategies involve long and short investing based on fundamental evaluations, research and other analytical measures. The Fund may take long positions with respect to global equity securities and other instruments or baskets that the Investment Adviser believes are under-valued. The Fund may take short positions where the Investment Adviser believes such securities, instruments or baskets are over-valued or could serve as a hedge to the Fund’s long positions.

Event Driven Strategies seek to exploit situations in which an anticipated corporate event is expected to generate price movement, including, for example, mergers, acquisitions, restructurings, bankruptcies, recapitalizations, spin-offs, splitoffs, liquidations, regulatory or legal developments and other events. Event driven strategies are highly issuer- and transaction-specific and rely more on fundamental research and judgment than on quantitative analysis. The strategies are designed to generate profits should a particular event occur, while a variety of techniques are used to mitigate the risk that the event does not happen. Such an investment may involve all aspects of an issuer’s capital structure, as well as derivative products.

The Fund typically seeks to generate investment performance by taking long positions in investments that are expected to increase in value over time and by taking short positions in investments that are expected to decrease in value over time or are expected to hedge the Fund’s long positions. The Investment Adviser’s use of such positions is guided by its bottom-up securities selection techniques.

While the Fund primarily takes long and/or short positions in the global equity markets, the Fund may also invest in a wide range of asset classes, including fixed income, commodities and currencies, among others. The Fund may also invest in emerging markets.

In order to sell an instrument short, the Fund must first borrow the instrument from a lender, such as a bank, broker or other institution. After selling a borrowed instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund may implement short positions through short sales of any instrument (including exchange-traded funds (“ETFs”)) that the Fund may purchase for investment or by using swaps, futures, forwards, options and other derivatives. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset that it does not currently own at a specified price and time in the future. This gives the Fund a short position with respect to that asset. The Fund intends to use all or a portion of the proceeds from its short positions to take additional long positions. The Fund also intends to borrow money for investment purposes, including to purchase additional securities.

The Fund may take long and/or short positions in: (i) global equity securities, including common and preferred stocks, pooled investment vehicles, including other investment companies, ETFs, and partnership interests, such as master limited partnerships (“MLPs”); (ii) global fixed income securities, including debt issued by corporations, debt issued by governments (including the U.S. and foreign governments), their

3        SUMMARY PROSPECTUS — GOLDMAN SACHS LONG SHORT FUND

agencies, instrumentalities, sponsored entities, and political subdivisions, covered bonds, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”) and other direct indebtedness; and (iii) currencies. The Fund’s investments may be publicly traded or privately issued or negotiated and may include restricted securities eligible for resale pursuant to an exemption from registration under the Securities Act of 1933, as amended (“Securities Act”) (“Restricted Securities”). The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating.

The Fund may also invest in derivatives for both hedging and non-hedging purposes, including to implement short positions. The Fund’s derivative investments may include (i) futures contracts, including futures based on equity or fixed income securities, equity or fixed income indices and/or currencies; (ii) swaps, including equity, currency, interest rate, total return, and credit default swaps; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on equity or fixed income securities and/or equity or fixed income indices, currency forwards and non-deliverable forwards; and (v) other instruments, including structured securities and contracts for differences (“CFDs”).

The Fund may also gain exposure to commodities through investments in other investment companies, ETFs or other pooled investment vehicles, including publicly traded partnerships (“PTPs”).

The Fund’s benchmark index is the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index.

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved. Moreover, certain investment techniques which the Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. Investors should carefully consider these risks before investing.

Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over the counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

Credit/Default Risk. An issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Derivatives Risk. The Fund’s use of forward foreign currency exchange contracts, futures contracts, options (including options on futures contracts, swaps, currencies, bonds, stocks and indexes), swaps (including credit default, index, total return, and currency swaps), and other forward contracts and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the Securities and Exchange Commission (“SEC”) proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives.

Expenses Risk. By investing in pooled investment vehicles (including investment companies and ETFs) and partnerships (including PTPs and MLPs) indirectly through the Fund, the investor will incur a proportionate share of the expenses of the other pooled investment vehicles and partnerships held by the Fund (including operating costs and investment management fees), in addition to the fees and expenses regularly borne by the Fund. The expenses associated with the Fund’s investments in partnerships are not reflected in the Fund’s Annual Fund Operating Expenses table. In addition, the Fund will be affected by the investment

4        SUMMARY PROSPECTUS — GOLDMAN SACHS LONG SHORT FUND

policies, practices and performance of such investments in direct proportion to the amount of assets the Fund invests therein.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Geographic Risk. If the Fund focuses its investments in issuers in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to the country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in ETFs Risk. The Fund may invest directly in ETFs, including affiliated and unaffiliated ETFs. The ETFs in which the Fund may invest are subject to the same risks and may invest directly in the same securities as those of the Fund. In addition, the Fund’s investments in these unaffiliated ETFs will be subject to the restrictions applicable to investments by an investment company in other investment companies, unless relief is otherwise provided under the terms of an SEC exemptive order or SEC exemptive rule.

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk. The Fund intends to use borrowings for investment purposes subject to applicable statutory and regulatory requirements. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mid-Cap and Small-Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

5        SUMMARY PROSPECTUS — GOLDMAN SACHS LONG SHORT FUND

Non-Hedging Foreign Currency Trading Risk. The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of the transactions may also be subject to interest rate risk.

Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Portfolio Turnover Rate Risk. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

REIT Risk. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Short Selling/Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited. To the extent the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Swaps Risk. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

6        SUMMARY PROSPECTUS — GOLDMAN SACHS LONG SHORT FUND

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Class IR, Class R and Class T Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2016	1 Year	Since Inception
Class A Shares (Inception 9/30/14)
Returns Before Taxes	-11.78%	-8.72%
Returns After Taxes on Distributions	-11.78%	-8.74%
Returns After Taxes on Distributions and Sale of Fund Shares	-6.67%	-6.55%
Class C Shares (Inception 9/30/14)
Returns Before Taxes	-8.25%	-7.12%
Institutional Shares (Inception 9/30/14)
Returns Before Taxes	-6.27%	-6.04%
Class IR Shares (Inception 9/30/14)
Returns Before Taxes	-6.48%	-6.19%
Class R Shares (Inception 9/30/14)
Returns	-6.95%	-6.68%
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (reflects no deduction for fees or expenses)	0.66%	0.43%
Class T Shares (Inception 4/28/17)*
Returns Before Taxes	-11.78%	-8.72%

*	As of the date of the Prospectus, Class T Shares have not commenced operations. Performance of Class T Shares shown in the table above is that of Class A Shares. Performance has not been adjusted to reflect the lower maximum sales charge (load) imposed on purchases of Class T Shares. Class T Shares would have had higher returns because (i) Class A Shares and Class T Shares represent interests in the same portfolio of securities; and (ii) Class T Shares impose a lower maximum sales charge (load) on purchases.

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Class IR and Class T Shares, and returns for Class R Shares (which are offered exclusively to employee benefit plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

7        SUMMARY PROSPECTUS — GOLDMAN SACHS LONG SHORT FUND

PORTFOLIO MANAGEMENT

GS Investment Strategies, LLC is the investment adviser for the Fund (the “Investment Adviser” or “GSIS”).

Portfolio Managers: Raanan Agus, Managing Director, Co-Head of the GSIS portfolio management team, has managed the Fund since 2014; Kenneth Eberts, Managing Director, Co-Head of the GSIS portfolio management team, has managed the Fund since 2014.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR, Class R and Class T Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR, Class R or Class T shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman, Sachs & Co. (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Intermediary, the Fund and/ or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

8        SUMMARY PROSPECTUS — GOLDMAN SACHS LONG SHORT FUND

LONGSHSUM1-17